Exhibit 99.1

Challenges of NK Immunotherapy of Solid Tumours: Potentiation of intra - tumoral NK function Professor Mark Lowdell PhD, FRCPath, FRSB CSO INmune Bio Inc

• This presentation contains “forward - looking statements” Forward - looking statements reflect our current view about future events. When used in this presentation, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward - looking statements. Such statements, include, but are not limited to, statements contained in this presentation relating to our business strategy, our future operating results and liquidity and capital resources outlook. Forward - looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward – looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward - looking statements. They are neither statements of historical fact nor guarantees of assurance of future performance. We caution you therefore against relying on any of these forward - looking statements. Important factors that could cause actual results to differ materially from those in the forward - looking statements include, without limitation, our ability to raise capital to fund continuing operations; our ability to protect our intellectual property rights; the impact of any infringement actions or other litigation brought against us; competition from other providers and products; our ability to develop and commercialize products and services; changes in government regulation; our ability to complete capital raising transactions; and other factors (including the risks contained in the section of this prospectus entitled “Risk Factors”) relating to our industry, our operations and results of operations. Actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. INB03 and XPro1595 are still in clinical trials and have not been approved and there cannot be any assurance that they will be approved or that any specific results will be achieved. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward - looking statements to conform these statements to actual results. INmune Bio Forward Looking Statement

Be led by the clinical experience: 1. Prognostic value of TiNK 2. Association of NK function with OS 3. Histology of primary tumors

• Cancer patient NK cells can be enhanced to mediate autologous tumor killing • Rituximab / Herceptin etc • IL15RA • Ex - vivo activated/expanded NK cells • INmuneBio INKmune • Cancer patient NK cells are terminally defective and must be replaced with NK from healthy donors • Nanktwest • Fate • Takeda • Glycostem • etc Two hypotheses behind NK immunotherapy

Challenges of solid tumour NK immunotherapy Resident TiNK cells • Hypoxia • Cellular inhibition • Tumour - evasion • Loss of adhesion molecules • Loss of activating ligands • Loss of triggering ligands • Upregulation of inhibitory ligands • Secretion of suppressive “factors” • Starvation Adoptive therapy NK cells • Hypoxia • Cellular inhibition • Tumour - evasion • Loss of adhesion molecules • Loss of activating ligands • Loss of triggering ligands • Upregulation of inhibitory ligands • Secretion of suppressive “factors” • Starvation • Impaired arterial blood supply • Limited chemoattraction • Impaired diapedesis

The Hypothetical TME Post chemo/radio Rx

• NK activation with cytokines or tumor cells • CimlNK or TimlNK ex - vivo • IL2, IL2RA, IL15RA, INKmune in vivo • Enhance immune synapse – increase avidity • Increase lytic function – • Overcome inhibition – activate lytic pathways • Upregulate triggering ligands • Increase secretion of pro - lytic cytokines • Increase survival – • Overcome hypoxia induced mitochondrial insufficiency • Increase nutrient receptors How can we overcome the TME?

6 0 10 20 30 40 50 60 70 80 90 100 Specific Cytolysis (%) ** * ** * 6 0 10 20 30 40 50 60 70 80 90 100 Specific Cytolysis (%) * Peripheral blood NK are impaired by hypoxia (1% O2) whereas TINK are impaired by normoxia K562 lysis

6 16 24 48 0 10 20 30 40 50 60 70 80 90 100 OVCAR3 h+n OCP Time (h) Specific Cytolysis (%) OCP - Ascites rNK OCP - Ascites+IL - 15 OCP - Ascites rNK HYP OCP - Ascites+IL - 15 HYP Cytokine priming (rhIL - 15 10ng/ml) enhances TINK cytotoxicity of NK sensitive & NK resistant tumors OCP - derived rNK cells and priming of OCP - NK cells were enhanced in hypoxia compared to normoxia for all the timepoints investigated 16 48 0 20 40 60 80 100 24 Time (h) Specific Cytolysis (%) OCP - Ascites rNK OCP - Ascites+IL - 15 OCP - Ascites rNK HYP OCP - Ascites+IL - 15 HYP SKOV - 3 h+n OCP

1 6 2 4 4 8 - 1 0 0 0 1 0 0 2 0 0 3 0 0 Effect of NK priming on hypoxia - induced impairment of NK lysis % change from normoxia IL15 treated INKmune treated OCP - Ascites derived NK cells Cytokine priming (rhIL - 15 10ng/ml) enhances TINK cytotoxicity of NK - sensitive OVCAR - 3 Tumor - priming of TINK enhances killing of NK - resistant SKOV - 3 6 16 24 48 0 10 20 30 50 40 60 70 80 90 100 OVCAR3 h+n OCP Time (h) Specific Cytolysis (%) OCP - Ascites rNK OCP - Ascites+IL - 15 OCP - Ascites rNK HYP OCP - Ascites+IL - 15 HYP

Effects of inhibitory cells in the TME Myeloid - derived suppressor cells Specifci cytolysis 80 60 40 20 0 100 Treg Suppression of NK - mediated lysis K562 lysis 5:1:1 0 10 20 30 40 % CD107a+ NIL Allo 1 Allo 2 Auto K562 lysis 5:1:1 0 20 40 60 80 100 rNK rNK:CD33 (IL - 6) Allo 1 rNK:CD33 (VEGF) Allo 1 rNK:CD33 (IL - 6) Allo 2 rNK:CD33 (VEGF) Allo 2 rNK:CD33 (IL - 6) Auto rNK:CD33 (VEGF) Auto rNK - 1% O2 rNK:CD33 (IL - 6) Auto - 1% O2 rNK:CD33 (VEGF) Auto - 1% O2 % of specific lysis 1% O 2

NK activation is the outcome of “ enough of the right signals” • Ligands in GREEN boxes are activating • The rest are inhibitory • MICA/ULBP, ICAM - 1 and CD15 are enough to prime an NK cell if delivered at the correct density • Blocking all three reduces INKMune priming but doesn’t block completely • INKmune provides more than just these three ligands • MICA/ULBP and ICAM - 1 are enough to trigger NK killing if at the right density CD2 CD15

1. NK recognizes tumor cell 3. NK forms stable immune synapse with tumor cell and NK ligands send activating signals to the NK cell 2. NK makes strong bond to tumor cell 4. NK cell kills tumor cell FORMATION OF A STRONG NK : TUMOR CELL SYNAPSE IS ESSENTIAL FOR LYSIS 1. NK recognizes RESISTANT tumor cell 3. NK forms UNstable immune synapse with tumor cell - NO ACTIVATION 2. NK makes WEAK bond to tumor cell 4. NO LYSIS

TUMOUR - INDUCED MEMORY CAN ENHANCE FORMATION OF SYNAPSE 1. In the bloodstream INKmune binds to NK cells 2. The INKmune cell provides activating signals missing from NK - resistant cancer cells 3. The INKmune primed NK cell now has enough signals to form a STRONG bond to the tumor cell 4. INKmune primed NK cell kills resistant tumor cell

NK potentiation by tumor - priming Resting NK don’t bind/kill resistant tumor cells Priming with IL - 15 promotes NK killing INKmune - primed NK form intensely strong bonds to tumor cells SKOV3+CpNK+IL15 SKOV3+CpNK+IL12 SKOV3+CpNK+IL2 SKOV3+rNK SKOV3+CpNK

Tumor - priming increases avidity of NK cell binding to tumor cells rNK cells (green) added to resistant tumor cells INKmune primed NK cells added to resistant tumor cells Low force causes break of immune synapse and NK collect in clusters Increasing force fails to break immune synapse and NK remain bound to tumor cells TpNK lyse NK - resistant ovarian cancer cells IL15 primed NK NK - resistant ovarian cancer cells IL2 primed NK DO NOT lyse NK - resistant ovarian cancer cells High avidity predicts tumor killing Low avidity predicts lack of killing Avidity of tumor cell binding by resting and primed NK cells

CD107a expression on NK cells 100 80 60 40 20 0 % of expression Killing assay: % of specific lysis (after 4h) 0 20 40 60 80 100 % of specific lysis E:T [1:1] 0 5 10 rNK TpNK LAK % of conjugates

60 40 20 0 80 100 % expression Activation markers rNK NK+INB16 NK+NALM16 80 60 40 20 0 100 % expression Chemokine receptors Maturation markers Inhibitory markers Immune checkpoints Effect of whole tumour priming on phenotype

INB16 upregulates 1461 proteins distinct from IL15 – including Granulysin, ROMO1 & DEFA3 Target cell lysis proteins INB16 upregulates the same proteins as IL15 Mitochondrial survival proteins INB16 upregulates significantly more than IL15 NK proteomics after INKmune tumor - priming vs IL - 15 INB16 upregulates 40 nutrient receptors distinct from IL15

INKmune™

MoA of tumor-priming = serial activation of rNK

NK-Tumor TROGOCYTOSIS



TpNK
INB16



A
Number of contacts (absolute count)
140
120
100
80
60
40
20
0
NK:NK
NK:TIML-NK/INB16
B
% NK:NK cell conjugates
60
50
40
30
20
10
0
0'
15'
30'
45'
60'
Time (minutes)
C
% NK cell expression
60
40
20
0
CD16
rNK: rNK
rNK:TIML-NK/INB16
D
rNK: rNK
rNK: TIML-NK/INB16



INmuneBio
INNATE IMMUNITY

Alive >2yrs % K562 lysis NK function only needs to be “adequate”

INKmune First in Human Trial – MDS/AML Day 119 data - First Patient treated with INKmune IV INKmune activates tumor killing NK cells and is associated with reduction in BM blast count Lowest dose cohort INKmune treatment at 119 days ▪ NO side effects – NO evidence of alloresponse to INKmune ▪ Evidence of disease control and maintenance of MRD after 3 doses ▪ Improved BM function – No G - CSF / Platelet independent ▪ Improved ECOG score from 2 to 0 ▪ Production of tumor killing memory like NK cells ▪ Persistence of activated NK cells in blood to Day 119 at least 0 50 100 0 5 10 15 20 % Activated NKG2D NK % BM blasts CD69+ of NKG2D+ BM Blasts ECOG =2 ECOG =0 0 03/18 04/18 11/20 01/21 04/21 07/21 08/21 11/21 10 20 30 40 50 Laurel Subject 03 Date % RAD1 ctDNA Blasts INKmune x3 Azacitidene x19 D15 D43 D73 D119 D15 D43 D73 D119 0 20 40 60 80 100 In vitro Tumor Killing assay % specific lysis PB NK+K562 PB NK+Raji 0 5 1 0 1 5 2 0 Inverse relationship between blast % and activated NKcells BM Blasts In vivo induction of tumor - induced, memory - like NK cells

Day 119 data – Systemic cytokine response to INKmune 200 150 100 50 0 250 Concentration [pg/ml] IL - 6 MIP - 1beta MIP - 1alpha Eotaxin TNF 150 100 50 0 Concentration [pg/ml] IL - 12 IL - 15 IL - 2R IL - 8 Screen Day 1 pre D8 D15 D29 D43 D73 D119 80 60 40 20 0 % Activated (CD69+) of total NK

Conclusions • TINK are associated with improved prognosis in multiple cancers • Enhancing TINK function with cytokines ( ex - vivo/in vivo ) or generation of TiML ( ex - vivo/in vivo ) can overcome suppressive TME • Classical regulatory factors in the TME can inhibit NK function in vitro but the effects are transient and may be overcome by appropriate activating signals • Tumor cell conjugation may induce activation without lysis and generate a primed state associated with increased TNF - a and IFN - g and increased avidity to secondary tumor targets • Increased avidity enhances lysis but not conjugation duration and may be a tool to develop, screen and qualify novel NK activating agents and adoptive NK immunotherapies • NK “dysfunction” may be relative, may not be the same in hypoxia, and may even be “adequate” – beware dogma! • IL15RA, pegylated IL2 and INKmune

INKmune™

Acknowledgements

- INMB/UCL team
  - Aga Zubiak
  - May Sabry
  - Xenia Charalambous
  - Helena Arellano Ballestero
  - Fahim Ghourbandi
  - Shaun Haran
  - Andrea Knight
- Lumicks
  - Kushal Kumal Das
  - Andrea Candelli
- INmune Bio Inc
  - Josh Schoonover
  - Cory Ellspermann
  - David Moss
  - RJ Tesi

INmuneBio
INNATE IMMUNITY